ANNUAL REPORT

August 31, 1996

INVESCO
VALUE
TRUST


Value Equity
Total Return
Intermediate Government Bond

INVESCO FUNDS

Market Overview                                                  September 1996

     Over the first eight months of 1996, the securities markets have been exceptionally attentive to figures: Gross Domestic Product, unemployment, and earnings growth. Each announcement of fresh data has sent the S&P 500 and other market indexes moving in a new direction.
     Based on a moderate economic expansion, the stock market advanced 9.60% for the five months ended 5/31/96. But as expectations of economic vigor grew, investors began to see the likelihood of accelerating inflation. This in turn makes it more probable that the Federal Reserve Board may hike short-term interest rates. In June, the S&P 500 advanced a mere 0.44%; in July, the index declined sharply.(1)
     Since 1994 the Fed has actively manipulated short-term rates, seeking to maintain economic expansion without sparking inflation. Recently, there has been some indication that the central bank may allow a slightly higher level of inflation before tightening credit availability; however, their overall strategy is unlikely to alter in the near-term, given an impending presidential election and the recent reappointment of Alan Greenspan as Fed chairman.
     The current economic expansion has shown unexpected tenacity, with an annualized 4.7% growth rate in GDP for the second quarter of 1996. As a result, chances are growing stronger that the Fed will launch a preemptive strike against inflation during the second half of 1996.
     The market environment has been even more challenging for bond investors. Over the past 18 months, the fixed-income markets experienced two distinct phases. The first began in 1995 with a bond rally that ran through January 1996. Price advances were fueled by moderate economic growth and low inflation. For all of 1995, the broad fixed-income market had a total return of 19.24%, as measured by the Lehman Government/Corporate Bond Index. (Of course, past
performance   is  not  a  guarantee  of  future   results.)(1),(2)
     The second fixed-income market phase was initiated in February of this year. The environment shifted to one of stronger economic growth, with the concomitant potential for upward spirals in wages and prices; mild indications of inflation have already appeared. Fixed-income investors responded to the positive economic news by sending prices tumbling.
     With more reassuring economic and corporate data being released, we may have entered a third phase. After losing ground in three of the previous four months, the Lehman Government/Corporate Bond Index achieved positive total returns for two of the past three months. (Of course, past performance is not a guarantee of future results.)(1),(2)

INVESCO Value Funds, Inc.
     Each fund employs a value-oriented investment strategy:
     Equities: Unlike many fund managers, we do not evaluate sectors based on a forecast of the economy. Instead, we take a "bottom-up" approach which involves identifying those individual securities which seem most likely to outperform their peers.

     When evaluating a stock, we focus on its price in relation to its historical earnings power. If the current price is low, and we believe the company has the resources to maintain or resume historical growth rates, the stock would be considered attractive -- regardless of its sector. General characteristics of the resulting portfolio usually include a low price/earnings ratio and a higher-than-average dividend yield.
     Fixed-Income. When managing bond portfolios, we rely on a value methodology based primarily on comparisons of inflation-adjusted historical yields. When current yields are high relative to the historical average, this indicates that the bond market is likely to remain attractive, and we lengthen the portfolio to capitalize on expected increased returns. Conversely, when current yields drop below historical averages, we shorten the portfolio in anticipation of potential decreasing values.
     Once these overriding determinations have been made, we evaluate current interest rate activity to determine whether any short-term conditions may influence the extent to which we lengthen or shorten the portfolio's duration. And finally, we evaluate the specific classes of bonds against their historical values to determine which categories offer the best relative value.
     The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO Value Funds, plus reinvested dividends and capital gain distributions, for the 10-years ended 8/31/96 (or for Total Return Fund, from inception through 8/31/96). The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(2)

Intermediate Government Bond Fund

                      Intermediate Government Bond Fund
                         Average Annual Total Return
                               as of 8/31/96(2)

                    1 year                              3.12%
                    -----------------------------------------
                    5 years                             6.91%
                    -----------------------------------------
                    10 years                            6.81%
                    -----------------------------------------

      For the eight-month period ended 8/31/96, INVESCO Intermediate Government Bond Fund had a total return of -1.68%, compared to a total return of 0.42% for the Lehman Intermediate Government Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)
      The exceptionally volatile nature of the fixed-income market has made performance highly dependent upon maturity strategies. The fund's maturity strategy consists of two parts: a primary emphasis on valuation levels based on real yields (i.e., adjusted for inflation), and a supporting focus on Federal Reserve Board policy based on forward rate trends.
     Since September 1994, this investment discipline has favored the longer end of the intermediate maturity spectrum. Consequently, over the past year, the portfolio's duration (including cash and equivalents) generally ranged from 4.0 to 4.5, which was longer than that of the index. For the 12-month period ended 2/29/96, the fund achieved a total return of 10.94%, outperforming the Lehman Intermediate Government Bond Index, which had a total return of 10.14% for the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Intermediate Government Bond Fund to the value of a $10,000 investment in the Lehman Government Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (08/86) through 8/31/96.

      In February of this year, interest rates began a sharp rise, and over the short-term the fund's longer duration hindered rather than aided performance. The fund's average duration has now been reduced to under 3.
      At the time of our last report, the fund was focused almost exclusively on U.S. Treasury obligations. This allocation was based on our recognition that, while investment grade corporate bonds and mortgage backed securities' returns were somewhat higher than Treasury certificates, they were not high enough to justify the somewhat greater risk they entail. Over the past three months, mortgage-backed securities began to show better values. We have therefore added several GNMA and Federal Home Loan Mortgage obligations to the portfolio.

Fund Management
      Intermediate Government Bond Fund is managed by James O. Baker. Before joining INVESCO, Jim was associated with Willis Investment Counsel, Morgan Keegan, and Drexel Burnham Lambert. A Chartered Financial Analyst, he holds a BA from Mercer University. Ralph H. Jenkins, Jr., assists in managing the fund. He began his investment career in 1969 and is both a Chartered Financial Analyst and Chartered Investment Counselor. He earned his MA at the University of Alabama and a BBC from Auburn University.

Total Return Fund
      For the eight-month period ended 8/31/96, INVESCO Total Return Fund had a total return of 3.64%, compared to a total return of 7.44% for the S&P 500 and -1.89% for the Lehman Government/Corporate Bond Index. (Of course, past performance is not a guarantee of future results.)(1),(2)
      Normally, Total Return Portfolio holds 30% of total assets in stocks and 30% in bonds, with the remaining 40% allocated according to market conditions. The fund's holdings are gradually adjusted according to shifts in the stock and bond markets. This flexibility allows us to pursue consistent returns in all market cycles.
      Longer-maturity   Treasuries   react   most   quickly   to   changes  in
interest rates -- and thus dropped more strongly than other fixed-income categories when interest rates began their sharp rise during the first quarter of 1996. This in turn had a negative effect on the fund's overall performance, given the fund's 26.08% weighting in Treasury securities.


                              Total Return Fund
                          Average Annual Total Return
                               as of 8/31/96(2)

                    1 year                             12.06%
                    -----------------------------------------
                    5 years                            12.62%
                    -----------------------------------------
                    10 years                           12.29%
                    -----------------------------------------

      Over the past five years, however, longer-maturity Treasury obligations have outperformed almost every other fixed-income category, and we are hopeful of a rebound as the Fed's stance on interest rates becomes clearer. Meanwhile, we have reduced the portfolio duration to about 4.7 years, which makes the fund less vulnerable to sudden upticks in interest rates.

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment  in  INVESCO  Total  Return  Fund  to the  value  of a  $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/87) through 8/31/96.

      Equities remain dominant in our overall allocation. Despite the July correction, stocks have advanced in 1995 and 1996, driven by a moderate economic expansion and strong gains in corporate earnings. Consistent with our overall philosophy, selection of individual securities is based upon a "bottom-up, value" process that evaluates a company's historical profitability relative to its current price. Stocks which look relatively undervalued on this basis are candidates for the fund's portfolio.
      Over the past six months, we took new positions in only a handful of new stocks meeting this criteria: Raytheon Co (aerospace & defense), Great Lakes Chemical (chemicals), and Genuine Parts (retail-automotive).
      Many of our existing holdings offer the potential for price appreciation over the long-term. Accordingly, we added to our positions in a host of firms, including Compaq Computer, Hewlett-Packard Co, Heinz (H J) Co, Unilever NV, SAFECO Corp, American Home Products, Bristol-Myers Squibb, Philip Morris, and Illinois Central.

      As these examples illustrate, the fund is not targeting particular market sectors, but rather individual companies in a wide variety of industry groups, from technology to consumer staples to transportation & services. Our policy of wide diversification lessens the fund's exposure to market, economic, or government policy shifts affecting any one sector.

Fund Management
      Total Return Fund is managed by Edward C. Mitchell, the president of INVESCO Capital Management. He earned his MBA at the University of Colorado and a BA from the University of Virginia. Ed began his investment career in 1969 and is a Chartered Financial Analyst. He is assisted by David S. Griffin, who began his investment career in 1982. A Chartered Financial Analyst, David holds an MBA from the College of William & Mary, and a BA from Ohio Wesleyan University.

Value Equity Fund
      For the eight-month period ended 8/31/96, INVESCO Value Equity Fund achieved a total return of 7.61%, compared to a total return of 7.44% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      As we described above, our value-orientation leads to a "bottom-up" stock selection process. Rather than attempt to forecast macro-economic trends or interest rate shifts, we evaluate an individual company's historical profitability relative to its current stock price. As a result, the fund's holdings tend to be mid- to large-capitalization firms of high quality. Relative to the broad market, the portfolio has an above-average dividend yield, lower price/earnings ratio, and higher return on equity.

                              Value Equity Fund
                         Average Annual Total Return
                               as of 8/31/96(2)

                    1 year                             17.77%
                    -----------------------------------------
                    5 years                            13.11%
                    -----------------------------------------
                    10 years                           12.26%
                    -----------------------------------------

      While seeking appreciation similar to that of the broad market during upswings, we also hope to maintain a defensive cushion during declines --
providing investors with long-term growth potential with lower short-term volatility. Wide sector diversification is a key component of our investment strategy. This tactic may lead the fund to underperform when a large industry group is leading the market. However, during last summer's market correction, the fund's lower exposure to particularly volatile areas such as technology offered a buffer.
      The   fund's   newer   holdings    illustrate    this    diversification
policy.   During  the  last  six  months,   we  added  several  names  to  the
portfolio,     including     Archer-Daniels-Midland     Co     (agricultural),

Great  Lakes   Chemical   (chemicals),   Phelps   Dodge   (metals  &  mining),
Browning-Ferris    Industries    (pollution    control-related),    Rite   Aid
(retail-related), and American Brands (tobacco).
      We have also sold a few positions which reached our target price or became less attractive based on our value methodology. These included Boeing Co, American General, Morgan Stanley Group, and Reebok International Ltd.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Value Equity Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from 8/31/86 through 8/31/96

      As a defensive measure, our interest-rate sensitive investments in the utilities and financial industries are underweighted relative to the broad market. This is due to our belief that interest rates have not yet stabilized, and there is the possibility that the Fed will act to forestall any inflation threat by raising rates during the second half of 1996.

Fund Management
      Value Equity Fund is managed by Michael C. Harhai. Mike began his investment career in 1972. Before joining INVESCO, he served as a portfolio manager with Citizens & Southern Investment Advisors and later as head of the equity/balanced group with Sovran Capital Management. He holds an MBA from the University of Central Florida and a BA from the University of South Florida. He is a Chartered Financial Analyst, as is Terrence Irrgang, who assists in managing the fund. Terry is a 13-year veteran of the investment business, and holds an MBA from Temple University, as well as a BA from Gettysburg College.

(1)   The  S&P  500  is  an  unmanaged  index  of  common  stocks   considered
      representative   of  the  broad   U.S.   equity   market.   The   Lehman
      Government/    Corporate    Bond   Index   and    Lehman    Intermediate
      Government   Bond   Index   are   unmanaged    indices   of   securities
      considered   to   be    representative    of   the   overall    domestic
      fixed-income    and    intermediate-term    government   bond   markets,
      respectively.
(2)   Total  return   assumes   reinvestment   of  dividends  and  capital  gain
      distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

INVESCO Value Trust
Ten Largest Common Stock Holdings
August 31, 1996

Description                                                             Value
-------------------------------------------------------------------------------
TOTAL RETURN Fund
Compaq Computer                                                     $14,156,250
Edison International                                                 13,900,000
First Chicago NBD                                                    12,787,500
Lockheed Martin                                                      12,618,750
Ford Motor                                                           12,562,500
General Electric                                                     12,468,750
Unilever NV New York Shrs                                            12,197,500
Dow Chemical                                                         11,962,500
American Home Products                                               11,850,000
SAFECO Corp                                                          11,593,750

VALUE EQUITY Fund
Boatmen's Bancshares                                                $ 4,952,250
Philip Morris                                                         4,487,500
Compaq Computer                                                       4,473,375
Illinois Central Series A                                             4,083,750
Columbia/HCA Healthcare                                               4,075,913
Kimberly-Clark Corp                                                   3,918,750
Ford Motor                                                            3,685,000
Lilly (Eli) & Co                                                      3,664,000
Computer Associates International                                     3,661,875
SAFECO Corp                                                           3,643,750

Composition of holdings is subject to change.

INVESCO Value Trust
Statement of Investment Securities
August 31, 1996
                                                     Shares or
                                                     Principal
Description                                             Amount         Value
-------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND Fund
FIXED INCOME SECURITIES 73.90%
US Government Obligations 57.42%
US Treasury Bonds
   9.375%, 2/15/2006                              $ 1,000,000       $ 1,167,500
US Treasury Notes
   8.750%, 8/15/2000                              $ 2,000,000         2,141,250
   8.500%, 2/15/2000                              $ 2,800,000         2,960,121
   7.500%, 11/15/2001                             $ 1,500,000         1,549,217
   7.125%, 10/15/1998                             $ 4,000,000         4,058,744
   7.000%, 4/15/1999                              $ 1,000,000         1,012,500
   6.375%, 7/15/1999                              $ 4,000,000         3,987,500
   6.375%, 8/15/2002                              $ 3,000,000         2,940,000
   6.250%, 2/15/2003                              $ 1,000,000           970,625
   5.125%, 3/31/1998                              $ 2,000,000         1,966,872
                                                                ---------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $22,712,839)                                                22,754,329
                                                                ---------------
US Government Agency Obligations 16.48%
Federal Home Loan Mortgage, Gold
   Participation Certificates
   8.000%, 10/1/2010                              $ 1,172,416         1,191,186
   6.500%, 7/1/2001                               $   997,256           983,544
Federal National Mortgage Association,
   Gtd Mortgage Pass-Through Certificates
   6.000%, 5/1/2009                               $ 1,044,196           989,197
Government National Mortgage Association I,
   Pass-Through Certificates
   7.500%, 3/15/2026                              $ 1,266,715         1,236,237
   7.000%, 10/15/2008                             $   676,000           667,191
   6.500%, 10/15/2008                             $   752,954           727,774
   6.000%, 11/15/2008                             $   773,251           733,745
                                                                ---------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $6,728,003)                                                  6,528,874
                                                                ---------------
TOTAL FIXED INCOME SECURITIES
   (Cost $29,440,842)                                                29,283,203
                                                                ---------------

SHORT-TERM INVESTMENTS 26.10%
US Government Obligations 22.97%
US Treasury Notes
   8.500%, 7/15/1997                              $ 4,000,000         4,088,744
   6.250%, 1/31/1997                              $ 5,000,000         5,105,625
                                                                ---------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $9,183,594)                                                  9,104,369
                                                                ---------------

Repurchase Agreements 3.13%
Repurchase Agreement with State
  Street Bank & Trust Co dated
  8/30/1996 due 9/3/1996 at 4.750%,
  repurchased at $1,240,654
  (Collateralized by US Treasury
  Notes due 3/31/2000
  at 6.875%, value $1,304,612)
  (Cost $1,240,000)                               $ 1,240,000         1,240,000
TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,423,594)                                                 10,344,369
                                                                ---------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
  (Cost $39,864,436)
  (Cost for Income Tax Purposes $39,947,834)                    $    39,627,572
                                                                ===============

TOTAL RETURN Fund
COMMON STOCKS 63.55%
AEROSPACE & DEFENSE 3.11%
Boeing Co                                            100,000   $     9,050,000
Lockheed Martin                                      150,000        12,618,750
Raytheon Co                                          200,000        10,300,000
                                                                ---------------
                                                                    31,968,750
                                                                ---------------
AGRICULTURAL 1.00%
Archer-Daniels-Midland Co                            577,500        10,250,625
                                                                ---------------
AUTOMOBILE RELATED 1.22%
Ford Motor                                           375,000        12,562,500
                                                                ---------------
BANKING 4.73%
First Chicago NBD                                    300,000        12,787,500
First of America Bank                                225,000        10,631,250
First Union                                          150,000         9,581,250
NationsBank Corp                                     100,000         8,512,500
Wachovia Corp                                        154,000         7,045,500
                                                                ---------------
                                                                    48,558,000
                                                                ---------------

CHEMICALS 2.64%
Dow Chemical                                          50,000        11,962,500
Great Lakes Chemical                                 150,000         8,625,000
Imperial Chemical Industries PLC ADR                 130,000         6,581,250
                                                                ---------------
                                                                    27,168,750
                                                                ---------------
COMPUTER RELATED 4.47%
Compaq Computer*                                     250,000        14,156,250
Computer Associates International                    204,750        10,749,375
Hewlett-Packard Co                                   220,000         9,625,000
International Business Machines                      100,000        11,437,500
                                                                ---------------
                                                                    45,968,125
                                                                ---------------
DIVERSIFIED COMPANIES 5.63%
du Pont (E I) de Nemours                             110,000         9,033,750
General Electric                                     150,000        12,468,750
Hanson PLC Sponsored ADR                             800,000        10,100,000
Minnesota Mining & Manufacturing                     130,000         8,937,500
National Service Industries                          200,000         7,600,000
Norsk Hydro A/S Sponsored ADR                        100,000         4,562,500
Textron Inc                                           60,000         5,122,500
                                                                ---------------
                                                                    57,825,000
                                                                ---------------
FINANCE RELATED 1.83%
Deluxe Corp                                          250,000         9,562,500
Dun & Bradstreet                                     160,000         9,220,000
                                                                ---------------
                                                                    18,782,500
                                                                ---------------
FOOD PRODUCTS & BEVERAGES 2.86%
Anheuser-Busch Cos                                   102,700         7,779,525
Heinz (H J) Co                                       300,000         9,450,000
Unilever NV New York Shrs                             85,000        12,197,500
                                                                ---------------
                                                                    29,427,025
FOOD STORES - WHOLESALE 0.82%
Supervalu Inc                                        300,000         8,437,500
                                                                ---------------
HEALTH CARE FACILITIES 0.65%
Columbia/HCA Healthcare                              117,850         6,643,794
                                                                ---------------
INSURANCE 3.90%
American General                                     260,000         9,490,000
Marsh & McLennan                                     110,000        10,230,000
Ohio Casualty                                        275,000         8,765,625
SAFECO Corp                                          350,000        11,593,750
                                                                ---------------
                                                                    40,079,375
                                                                ---------------

INVESTMENT BROKERS 1.02%
Morgan Stanley Group                                 220,000        10,505,000
                                                                ---------------
MEDICAL RELATED - DRUGS 5.48%
Abbott Laboratories                                  160,000         7,220,000
American Home Products                               200,000        11,850,000
Bristol-Myers Squibb                                 125,000        10,968,750
Lilly (Eli) & Co                                     173,200         9,915,700
Merck & Co                                           100,000         6,562,500
Schering-Plough Corp                                 175,000         9,778,125
                                                                ---------------
                                                                    56,295,075
                                                                ---------------
METALS & MINING 1.00%
Phelps Dodge                                         170,000        10,285,000
                                                                ---------------
OIL & GAS RELATED 3.06%
Amoco Corp                                           150,000        10,350,000
Repsol SA Sponsored ADR                              350,000        11,418,750
Royal Dutch Petroleum 5 Gldr Shrs                     65,000         9,709,375
                                                                ---------------
                                                                    31,478,125
                                                                ---------------
PAPER & PAPER PRODUCTS 1.63%
Kimberly-Clark Corp                                  100,000         7,837,500
Westvaco Corp                                        310,000         8,873,750
                                                                ---------------
                                                                    16,711,250
                                                                ---------------
POLLUTION CONTROL RELATED 0.99%
Browning-Ferris Industries                           400,000         10,200,00
                                                                ---------------
PRINTING & PUBLISHING 0.91%
Gannett Co                                           140,000         9,380,000
                                                                ---------------
RETAIL 5.28%
Genuine Parts                                        175,000         7,503,125
K mart Corp                                          500,000         5,000,000
McDonald's Corp                                      103,200         4,785,900
Melville Corp                                        200,000         8,450,000
Penney (J C) Co                                      185,000         9,781,875
Rite Aid                                             175,000         5,578,125
Sherwin-Williams Co                                  150,000         6,562,500
Tandy Corp                                           150,000         6,618,750
                                                                ---------------
                                                                    54,280,275
                                                                ---------------

TEXTILES & APPAREL MANUFACTURERS 2.18%
Liz Claiborne                                        200,000         6,950,000
Shaw Industries                                      400,000         6,000,000
VF Corp                                              160,000         9,400,000
                                                                ---------------
                                                                    22,350,000
                                                                ---------------
TOBACCO 1.99%
American Brands                                      250,000        10,156,250
Philip Morris                                        115,000        10,321,250
                                                                ---------------
                                                                    20,477,500
                                                                ---------------
TOOLS 0.67%
Snap-On Inc                                          150,000         6,843,750
                                                                ---------------
TRANSPORTATION 1.49%
Caliber System                                       225,000         3,909,375
Illinois Central Series A                            375,000        11,343,750
                                                                ---------------
                                                                    15,253,125
                                                                ---------------
UTILITIES 4.99%
Edison International                                 800,000        13,900,000
NYNEX Corp                                           200,000         8,625,000
Telefonica de Espana SA Sponsored AD                 200,000        11,075,000
Telefonos de Mexico SA de CV Sponsored
   ADR Representing Ord Series L Shrs                300,000         9,862,500
Texas Utilities                                      190,000         7,790,000
                                                                ---------------
                                                                    51,252,500
                                                                ---------------
TOTAL COMMON STOCKS (Cost $521,213,140)                            652,983,544
                                                                ---------------
FIXED INCOME SECURITIES 31.24%
US Government Obligations 26.08%
US Treasury Bonds
   11.250%, 2/15/2015                             12,450,000        17,535,029
   9.375%, 2/15/2006                              17,450,000        20,372,875
   9.250%, 2/15/2016                              20,000,000        24,137,500
US Treasury Notes
   8.750%, 8/15/2000                              25,000,000        26,765,625
   8.250%, 7/15/1998                              20,000,000        20,650,000
   8.000%, 5/15/2001                              19,100,000        20,066,938
   7.875%, 1/15/1998                              16,750,000        17,121,616
   7.875%, 11/15/1999                             17,100,000        17,730,563
   6.500%, 8/15/2005                              28,000,000        27,203,708
   6.375%, 7/15/1999                              25,000,000        24,921,875
   6.375%, 8/15/2002                              10,150,000         9,947,000
   5.750%, 8/15/2003                              17,000,000        15,969,375
   5.500%, 2/28/1999                              10,000,000         9,784,360

US Treasury Security Stripped Interest
   Payment, Generic Tint Payment
   Zero Coupon, 8/15/2003                         25,250,000        15,749,410
                                                                ---------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $273,179,256)                                             267,955,874
                                                                ---------------
US Government Agency Obligations 3.98%
Federal Home Loan Mortgage
   Gold, Participation Certificates
   8.000%, 10/1/2010                               5,471,277         5,558,867
   6.500%, 7/1/2001                                6,980,795         6,884,809
Federal National Mortgage Association,
   Gtd Mortgage Pass-Through Certificates
   7.500%, 8/1/2007                                1,866,258         1,873,871
   6.500%, 5/1/2026                                8,000,000         7,392,504
   6.000%, 5/1/2009                               10,460,523         9,909,557
Government National Mortgage Association I,
   Pass-Through Certificates
   7.500%, 3/15/2026                               5,911,339         5,769,106
   7.000%, 10/15/2008                              1,102,438         1,088,073
   7.000%, 12/15/2022                                236,522           226,030
   6.500%, 10/15/2008                              1,129,431         1,091,662
   6.000%, 11/15/2008                              1,159,877         1,100,618
                                                                ---------------
   TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $41,655,764)                                               40,895,097
                                                                ---------------
Corporate Bonds 1.18%
AEROSPACE & DEFENSE 0.14%
Rockwell International, Notes
   6.625%, 6/1/2005                                1,500,000         1,430,543
                                                                ---------------
AUTOMOBILE RELATED 0.07%
Ford Motor, Notes
   7.500%, 11/15/1999                                750,000           760,565
                                                                ---------------
BANKING 0.31%
National City, Sub Notes
   7.200%, 5/15/2005                               2,000,000         1,951,271
NationsBank Corp, Sr Notes
   5.375%, 4/15/2000                               1,250,000         1,186,222
                                                                ---------------
                                                                     3,137,493
                                                                ---------------
FINANCE RELATED 0.08%
Beneficial Corp Medium-Term Notes
   5.350%, 10/8/1998                                 800,000           779,711
                                                                ---------------

FOOD PRODUCTS & BEVERAGES 0.15%
PepsiCo Inc, Deb
   7.750%, 10/1/1998                               1,500,000         1,532,756
                                                                ---------------
RETAIL 0.07%
Wal-Mart Stores, Notes
   5.500%, 3/1/1998                                  750,000           739,431
                                                                ---------------
UTILITIES 0.36%
Duke Power, 1st & Ref Mortgage
   7.500%, 4/1/1999                                1,000,000         1,015,445

Scana Corp, Medium-Term Notes
   6.150%, 7/3/2000                                2,000,000         1,924,838
Union Electric, 1st Mortgage
   6.750%, 10/15/1999                                750,000           746,132
                                                                ---------------
                                                                     3,686,415
                                                                ---------------
   TOTAL CORPORATE BONDS
   (Cost $12,437,538)                                               12,066,914
                                                                ---------------
TOTAL FIXED INCOME SECURITIES
   (Cost $327,272,558)                                             320,917,885
                                                                ---------------
SHORT-TERM INVESTMENTS 5.21%
US Government Obligations 1.96%
US Treasury Notes
   8.000%, 1/15/1997 (Cost $20,375,625)           20,000,000        20,175,000
                                                                ---------------
Commercial Paper 2.43%
AEROSPACE & DEFENSE 2.43%
Raytheon Co
   5.280%, 9/12/1996 (Cost $24,959,667)           25,000,000        24,959,667
                                                                ---------------
Repurchase Agreements 0.82%
Repurchase Agreement with State
  Street Bank & Trust Co dated
  8/30/1996 due 9/3/1996 at 4.750%,
  repurchased at $8,404,433
  (Collateralized by US Treasury
  Notes due 3/31/2000 at 6.875%,
  value $8,807,465)
  (Cost $8,400,000)                                8,400,000         8,400,000
                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $53,735,292)                                               53,534,667
                                                                ---------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $902,220,990)
   (Cost for Income Tax Purposes $902,234,315)                   1,027,436,096
                                                                ===============

VALUE EQUITY Fund
COMMON STOCKS 94.73%
AEROSPACE & DEFENSE 3.32%
Lockheed Martin                                       35,860    $    3,016,723
Raytheon Co                                           70,000         3,605,000
                                                                ---------------
                                                                     6,621,723
                                                                ---------------
AGRICULTURAL 1.54%
Archer-Daniels-Midland Co                            173,250         3,075,187
                                                                ---------------
AUTOMOBILE RELATED 1.85%
Ford Motor                                           110,000         3,685,000
                                                                ---------------
BANKING 6.17%
Boatmen's Bancshares                                  93,000         4,952,250
First Chicago NBD                                     70,000         2,983,750
First Union                                           30,000         1,916,250
Wachovia Corp                                         53,700         2,456,775
                                                                ---------------
                                                                    12,309,025
                                                                ---------------
CHEMICALS 2.89%
Dow Chemical                                          34,000         2,711,500
Great Lakes Chemical                                  53,000         3,047,500
                                                                ---------------
                                                                     5,759,000
                                                                ---------------
COMPUTER RELATED 8.34%
Automatic Data Processing                             50,000         2,081,250
Compaq Computer*                                      79,000         4,473,375
Computer Associates International                     69,750         3,661,875
Hewlett-Packard Co                                    76,000         3,325,000
International Business Machines                       27,000         3,088,125
                                                                ---------------
                                                                    16,629,625
                                                                ---------------
DIVERSIFIED COMPANIES 5.97%
General Electric                                      42,100         3,499,562
Hanson PLC Sponsored ADR                             218,300         2,756,037
Minnesota Mining & Manufacturing                      30,000         2,062,500
Textron Inc                                           42,000         3,585,750
                                                                ---------------
                                                                    11,903,849
                                                                ---------------
ELECTRICAL EQUIPMENT 1.37%
Emerson Electric                                      32,700         2,738,625
                                                                ---------------
FINANCE RELATED 1.81%
Federal National Mortgage Association                116,500         3,611,500
                                                                ---------------

FOOD PRODUCTS & BEVERAGES 2.96%
Anheuser-Busch Cos                                    23,000         1,742,250
Heinz (H J) Co                                        72,500         2,283,750
PepsiCo Inc                                           65,000         1,868,750
                                                                ---------------
                                                                     5,894,750
                                                                ---------------
HEALTH CARE FACILITIES 2.91%
Columbia/HCA Healthcare                               72,300         4,075,913
Manor Care                                            50,000         1,718,750
                                                                ---------------
                                                                     5,794,663
                                                                ---------------
INSURANCE 7.38%
American International Group                          28,500         2,707,500
General Re                                            18,000         2,607,750
Jefferson-Pilot Corp                                  57,575         2,957,916
Marsh & McLennan                                      30,000         2,790,000
SAFECO Corp                                          110,000         3,643,750
                                                                ---------------
                                                                    14,706,916
                                                                ---------------
MEDICAL RELATED - DRUGS 9.87%
Abbott Laboratories                                   47,000         2,120,875
American Home Products                                52,000         3,081,000
Bristol-Myers Squibb                                  30,000         2,632,500
Lilly (Eli) & Co                                      64,000         3,664,000
Merck & Co                                            48,000         3,150,000
Schering-Plough Corp                                  47,400         2,648,475
Warner-Lambert Co                                     40,000         2,380,000
                                                                ---------------
                                                                    19,676,850
                                                                ---------------
METALS & MINING 0.94%
Phelps Dodge                                          31,000         1,875,500
                                                                ---------------
MOTION PICTURES & TELEVISION 1.43%
Disney (Walt) Co                                      50,000         2,850,000
                                                                ---------------
OFFICE EQUIPMENT 1.73%
Pitney-Bowes Inc                                      71,700         3,459,525
                                                                ---------------
OIL & GAS RELATED 5.79%
Amoco Corp                                            40,000         2,760,000
Exxon Corp                                            35,275         2,870,503
Repsol SA Sponsored ADR                               80,400         2,623,050
Royal Dutch Petroleum 5 Gldr Shrs                     22,076         3,297,603
                                                                ---------------
                                                                    11,551,156
                                                                ---------------

PAPER & PAPER PRODUCTS 3.40%
Kimberly-Clark Corp                                   50,000         3,918,750
Westvaco Corp                                        100,050         2,863,931
                                                                ---------------
                                                                     6,782,681
                                                                ---------------
POLLUTION CONTROL RELATED 1.59%
Browning-Ferris Industries                           124,000         3,162,000
                                                                ---------------
PRINTING & PUBLISHING 1.01%
Gannett Co                                            30,000         2,010,000
                                                                ---------------
RETAIL 9.77%
Circuit City Stores                                  108,000         3,402,000
Dillard Department Stores Class A                     57,000         1,938,000
Giant Food Class A                                    64,000         2,152,000
K mart Corp                                          209,000         2,090,000
McDonald's Corp                                       67,000         3,107,125
Penney (J C) Co                                       68,000         3,595,500
Rite Aid                                             100,000         3,187,500
                                                                ---------------
                                                                    19,472,125
                                                                ---------------
TEXTILES & APPAREL MANUFACTURERS 2.53%
Russell Corp                                          90,000         2,880,000
Shaw Industries                                      145,000         2,175,000
                                                                ---------------
                                                                     5,055,000
                                                                ---------------
TOBACCO 3.17%
American Brands                                       45,000         1,828,125
Philip Morris                                         50,000         4,487,500
                                                                ---------------
                                                                     6,315,625
                                                                ---------------
TRANSPORTATION 2.05%
Illinois Central Series A                            135,000         4,083,750
                                                                ---------------
UTILITIES 4.94%
CINergy Corp                                         100,700         3,021,000
DTE Energy                                            52,000         1,482,000
Southern Co                                           60,000         1,357,500
Southern New England Telecommunications               46,000         1,753,750

Telefonos de Mexico SA de CV Sponsored
   ADR Representing Ord Series L Shrs                 68,000         2,235,500
                                                                ---------------
                                                                     9,849,750
                                                                ---------------
TOTAL COMMON STOCKS (Cost $143,910,632)                            188,873,825
                                                                ---------------
SHORT-TERM INVESTMENTS - REPURCHASE
   AGREEMENTS 5.27%
Repurchase  Agreement  with State
  Street  Bank & Trust Co dated
  8/30/1996 due 9/3/1996 at 4.750%,
  repurchased at $10,515,547
  (Collateralized by US Treasury
  Notes due 3/31/2000 at 6.875%,
  value $11,024,588) (Cost $10,510,000)           10,510,000        10,510,000
                                                                ---------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $154,420,632) (Cost for Income
   Tax Purposes $154,602,933)                                    $ 199,383,825
                                                                ===============

* Security is non-income producing.

See Notes to Financial Statements

INVESCO Value Trust
Statement of Assets and Liabilities
August 31, 1996

                                 Intermediate
                                 Government      Total Return      Value Equity
                                 Bond Fund          Fund              Fund
                               -------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                     $39,864,436    $  902,220,990      $154,420,632
                               =================================================
   At Value~                     39,627,572     1,027,436,096       199,383,825
Cash                                  3,755                 0           158,521
Receivables:
   Fund Shares Sold                  26,209         1,390,202           651,795
   Dividends and Interest           390,262         4,656,855           422,146
Prepaid Expenses and
   Other Assets                      12,040            67,458            25,893
                               -------------------------------------------------
TOTAL ASSETS                    $40,059,838    $1,033,550,611      $200,642,180
                               -------------------------------------------------
LIABILITIES
Payables:
   Custodian                              0           634,783                 0
   Distributions to
     Shareholders                    13,182           152,290            33,789
   Fund Shares Repurchased           95,238           589,073           550,315
Accrued Expenses and Other
   Payables                           2,914            23,307            12,418
                               -------------------------------------------------
TOTAL LIABILITIES                   111,334         1,399,453           596,522
                               -------------------------------------------------
Net Assets at Value             $39,948,504    $1,032,151,158      $200,045,658
                               =================================================
NET ASSETS
Paid-in Capital                 $40,688,798    $  903,372,268      $151,114,705
Accumulated Undistributed
   Net Investment Income                  0            11,343            42,661
Accumulated Undistributed
   Net Realized Gain (Loss)
   on Investment Securities
   and Foreign Currency
   Transactions                   (503,430)         3,552,441         3,925,099

Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions          (236,864)       125,215,106        44,963,193
                               -------------------------------------------------
Net Assets at Value             $39,948,504    $1,032,151,158      $200,045,658
                               =================================================
Shares Outstanding*             $ 3,246,858    $   45,674,707      $  8,994,532
Net Asset Value, Offering
  and Redemption Price per
  Share                              $12.30            $22.60            $22.24
                               =================================================

~ Investment securities at cost and value at August 31, 1996 include repurchase agreements of $1,240,000, $8,400,000 and $10,510,000 for Intermediate Government Bond, Total Return and Value Equity Funds, respectively.
* The Trust has one class of shares, which may be divided into different series, each representing an interest in a separate Fund. At August 31, 1996, there was an unlimited number of authorized Fund shares.

See Notes to Financial Statements

INVESCO Value Trust
Statement of Operations
Year Ended August 31, 1996

                                  Intermediate
                                   Government      Total Return    Value Equity
                                   Bond Fund          Fund            Fund
                                 ----------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                         $         0      $15,402,155     $  4,459,132
Interest                            2,716,458       21,637,913          456,707
   Foreign Taxes Withheld                   0        (345,592)         (65,754)
                                 ----------------------------------------------
   TOTAL INCOME                     2,716,458       36,694,476        4,850,085
EXPENSES
Investment Advisory Fees              235,160        6,025,905        1,382,049
Transfer Agent Fees                   156,123          953,383          282,255
Administrative Fees                    15,879          137,623           37,641
Custodian Fees and Expenses            14,629          145,677           38,278
Professional Fees and Expenses         13,833           38,324           20,786
Registration Fees and Expenses         24,346          118,394           47,065
Reports to Shareholders                12,001           59,989           22,596
Trustees' Fees and Expenses             9,755           41,092           16,188
Other Expenses                          3,655           40,333           11,107
                                 ----------------------------------------------
   TOTAL EXPENSES                     485,381        7,560,720        1,857,965
   Fees and Expenses Absorbed
     by Investment Adviser           (36,683)                0                0
   Fees and Expenses Paid
     Indirectly                       (7,176)         (83,578)         (21,921)
                                 ----------------------------------------------
     NET EXPENSES                     441,522        7,477,142        1,836,044
                                 ----------------------------------------------
NET INVESTMENT INCOME               2,274,936       29,217,334        3,014,041
                                 ----------------------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT
   SECURITIES
Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions      416,138        6,273,916        4,119,794
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions          (1,505,858)       48,298,544       20,794,083
                                 ----------------------------------------------

NET GAIN (LOSS) ON
   INVESTMENT SECURITIES          (1,089,720)       54,572,460       24,913,877
                                 ----------------------------------------------
Net Increase in Net Assets
   from Operations               $  1,185,216      $83,789,794     $ 27,927,918
                                 ==============================================

See Notes to Financial Statements

INVESCO Value Trust
Statement of Changes in Net Assets
Year Ended August 31

                                             Intermediate Government
                                                    Bond Fund                             Total Return Fund
                                          -----------------------------         --------------------------------
                                              1996               1995                   1996             1995

OPERATIONS
Net Investment Income                    $ 2,274,936         $ 2,156,239          $  29,217,334      $14,983,860
Net Realized Gain (Loss) on
  Investment Securities and Foreign
  Currency Transactions                      416,138           (915,758)              6,273,916        2,916,413
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                 (1,505,858)          2,538,939              48,298,544       46,627,023
                                         --------------------------------       --------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                         1,185,216           3,779,420             83,789,794       64,527,296
                                         --------------------------------       --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                    (2,261,908)         (2,147,391)           (29,200,386)     (14,983,860)
In Excess of Net Investment Income                 0                   0                      0         (20,316)
Net Realized Gain on Investment
   Securities                                      0                   0            (4,352,151)        (787,737)
                                         ---------------------------------      --------------------------------
TOTAL DISTRIBUTIONS                      (2,261,908)         (2,147,391)           (33,552,537)     (15,791,913)
                                         ---------------------------------      --------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Share              28,705,527          27,363,047            609,919,491      326,800,315
Reinvestment of Distributions              2,132,961           2,080,851             32,908,763       15,396,556
                                         ---------------------------------      --------------------------------
                                          30,838,488          29,443,898            642,828,254      342,196,871
Amounts Paid for Repurchases of Shares  (27,152,636)        (25,597,128)          (224,382,843)    (120,228,352)
                                         ---------------------------------      --------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS            3,685,852           3,846,770            418,445,411      221,968,519
                                         ---------------------------------      --------------------------------
Total Increase in Net Assets               2,609,160           5,478,799            468,682,668      270,703,902
NET ASSETS
Beginning of Period                       37,339,344          31,860,545            563,468,490      292,764,588
                                         ---------------------------------      --------------------------------
End of Period                            $39,948,504         $37,339,344         $1,032,151,158     $563,468,490
                                         =================================      ================================







Accumulated Undistributed
   (Distributions In Excess of)
   Net Investment Income Included
   in Net Assets at End of Period        $         0         $         0        $      11,343        $   (6,527)

FUND SHARE TRANSACTIONS
Shares Sold                                2,283,726           2,246,918           27,294,383         16,593,356
Shares Issued from Reinvestment
   of Distributions                          169,140             170,015            1,459,274            786,039
                                         ---------------------------------      --------------------------------
                                           2,452,866           2,416,933           28,753,657         17,379,395
Shares Repurchased                       (2,159,851)         (2,082,218)          (9,971,539)        (6,275,356)
                                         --------------------------------       --------------------------------
Net Increase in Fund Shares                  293,015             334,715           18,782,118         11,104,039
                                         ================================       ================================

See Notes to Financial Statements

INVESCO Value Trust
Statement of Changes in Net Assets (Continued)
Year Ended August 31

                                                   Value Equity Fund
                                            ------------------------------
                                                 1996              1995
OPERATIONS
Net Investment Income                        $ 3,014,041       $ 2,846,758
Net Realized Gain on Investment
   Securities and Foreign Currency
   Tansactions                                 4,119,794         5,886,502
Change in Net Appreciation of
   Investment Securities and Foreign
   Currency Transactions                      20,794,083        14,593,965
                                            -------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                            27,927,918        23,327,225
                                            -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                        (2,995,302)       (2,834,142)
Net Realized Gain on Investment
   Securities                                (3,086,946)       (7,116,877)
                                            -------------------------------
TOTAL DISTRIBUTIONS                          (6,082,248)       (9,951,019)
                                            -------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                214,313,579        98,871,021
Reinvestment of Distributions                  5,906,003         9,797,324
                                            -------------------------------
                                             220,219,582       108,668,345
Amounts Paid for Repurchases
   of Shares                               (195,190,483)      (80,723,493)
                                            ------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS               25,029,099        27,944,852
                                            ------------------------------
Total Increase in Net Assets                  46,874,769        41,321,058
NET ASSETS
Beginning of Period                          153,170,889       111,849,831
                                            ------------------------------
End of Period                               $200,045,658      $153,170,889
                                            ==============================
Accumulated Undistributed Net
   Investment Income Included in
   Net Assets at End of Period              $     42,661      $     12,616

FUND SHARE TRANSACTIONS
Shares Sold                                    9,902,174         5,496,357
Shares Issued from Reinvestment
   of Distributions                              277,102           573,039
                                            ------------------------------
                                              10,179,276         6,069,396
Shares Repurchased                           (9,026,840)       (4,400,997)
                                            ------------------------------
Net Increase in Fund Shares                    1,152,436         1,668,399
                                            ==============================
See Notes to Financial Statements

INVESCO Value Trust
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Value Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts and presently consists of three separate Funds: Intermediate Government Bond Fund, Total Return Fund and Value Equity Fund. The investment objectives of the Funds are to achieve a high total return on investments through capital appreciation and current income. The Trust is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trust's trustees.
     Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Trust's trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
      Foreign  securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Trust's trustees.
      Short-term   securities   are  stated  at   amortized   cost  (which
   approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Trust are fully collateralized by U.S. Government securities and such collateral is in the possession of the Trust's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
     The Trust may have elements of risk due to concentrated  investments in foreign issuers located in a specific country. Such concentrations may subject the Trust to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
     Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
D. FEDERAL AND STATE TAXES - The Trust has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At August 31, 1996, Intermediate Government Bond Fund had $411,995 and $16,031 in net capital loss carryovers which expire in the years 2003 and 2004, respectively.
     To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.
     Dividends  paid  by  the  Trust  from  net  investment   income  and
   distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended August 31, 1996, 44.02% for Total Return Fund and 75.04% for Value Equity Fund qualified for the dividends received deduction available to the Trust's corporate shareholders.
     Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - For Total Return and Value Equity Funds, dividends and distributions to shareholders are recorded on the ex dividend/distribution date. All of Intermediate Government Bond Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Reinvestment of dividends is effected at the month-end net asset value. The Trust distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended August 31, 1996, Intermediate Government Bond Fund reclassified $13,028 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities and foreign currency transactions. For the year ended August 31, 1996, Total Return and Value Equity Funds reclassified $922 and $11,306, respectively, from paid-in capital to accumulated undistributed net investment income and $2,028 and $3,811, respectively, from accumulated undistributed net realized gain on investment securities and foreign currency transactions to paid-in capital. Net investment income, net realized gains and net assets were not affected.
F. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
     Under an  agreement  between  each Fund and the  Trust's  Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Other Expenses, which include Pricing Expenses, and Transfer Agent Fees are
   reduced  by  credits   earned  by  each  Fund  from  security   brokerage
   transactions  under  certain   broker/service   arrangements  with  third
   parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
      For the year ended August 31, 1996, Fees and Expenses Paid Indirectly consisted of the following:

                                  Custodian Fees        Transfer         Other
Fund                               and Expenses        Agent Fees      Expenses
-------------------------------------------------------------------------------
Intermediate Government
   Bond Fund                        $ 7,176             $   0          $     0
Total Return Fund                    82,260                47            1,271
Value Equity Fund                    20,168                 0            1,753

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Trust's investment adviser. As compensation for its services to the Trust, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                              AVERAGE NET ASSETS
                                  -------------------------------------------
                                  $0 to         $500 Million         Over
                                  $500             to $1              $1
                                  Million         Billion           Billion
-----------------------------------------------------------------------------
Intermediate Government
   Bond Fund                       0.60%          0.50%              0.40%
Total Return Fund                  0.75%          0.65%              0.50%
Value Equity Fund                  0.75%          0.65%              0.50%

   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of the Trust are made by ICM. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG received a transfer agent fee at an annual rate of $14.00 for Total Return and Value Equity Funds, and $20.00 for Intermediate Government Bond Fund per shareholder account, or per participant in an omnibus account through April 30, 1996. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. As of May 1, 1996, the transfer agent fee became $20.00 for Total Return and Value Equity Funds and $26.00 for Intermediate Government Bond Fund per shareholder account or, where applicable, per participant in an omnibus account, per year, computed in a manner similar to the previous fee.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Intermediate Government Bond Fund.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                             Purchases             Sales
-------------------------------------------------------------------------------
Total Return Fund                               $260,440,475       $14,537,728
Value Equity Fund                                 62,407,241        47,406,124

   For the year ended August 31, 1996, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                            Purchases             Sales
-------------------------------------------------------------------------------
Intermediate Government Bond Fund              $ 27,958,476       $23,650,712
Total Return Fund                               257,459,477        70,145,290

NOTE 4 - APPRECIATION AND DEPRECIATION. At August 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:
                                                                      Net
                                      Gross           Gross       Appreciation
Fund                              Appreciation    Depreciation    (Depreciation)
--------------------------------------------------------------------------------
Intermediate Government
   Bond Fund                      $    122,914     $   443,176     $   (320,262)
Total Return Fund                  145,204,884      20,003,103      125,201,781
Value Equity Fund                   47,466,577       2,685,685       44,780,892

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Trust's officers and trustees are also officers and directors of IFG or ICM.
   The Trust has adopted an unfunded deferred compensation plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 25% of the retainer fee at the time of retirement through June 30, 1996. As of July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement.
   Pension expenses for the year ended August 31, 1996, included in Trustees' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    Unfunded
                                    Pension         Accrued           Pension
Fund                                Expenses     Pension Costs       Liability
-------------------------------------------------------------------------------
Intermediate Government
   Bond Fund                        $    404      $     834          $  1,942
Total Return Fund                      6,013          5,774            18,314
Value Equity Fund                      1,681          3,046             7,401

NOTE 6 - LINE OF CREDIT. The Trust has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the year ended August 31, 1996, there were no such borrowings.

INVESCO Value Trust
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                                               Period
                                                                                Ended
                                                 Year Ended August 31         August 31        Year Ended December 31
                                             ----------------------------     ----------       ----------------------
                                             1996        1995        1994       1993>          1992             1991


Intermediate Government Bond Fund
PER SHARE DATA
Net Asset Value -
   Beginning of Period                       $12.64      $12.16      $13.25     $12.68         $12.89          $12.13
                                             -------------------------------    ------       ------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.73        0.73        0.70       0.48           0.90            0.89
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)            (0.34)        0.48      (0.75)       0.57         (0.16)            0.77
                                             -------------------------------    ------     --------------------------
Total from Investment Operations               0.39        1.21      (0.05)       1.05           0.74            1.66
                                             -------------------------------    ------     --------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                          0.73        0.73        0.70       0.48           0.90            0.90
Distributions from
   Capital Gains                               0.00        0.00        0.34       0.00           0.05            0.00
                                             ------------------------------     ------     --------------------------
Total Distributions                            0.73        0.73        1.04       0.48           0.95            0.90
                                             ------------------------------     ------     --------------------------
Net Asset Value -
   End of Period                             $12.30      $12.64      $12.16     $13.25         $12.68          $12.89
                                             ==============================     ======     ==========================

TOTAL RETURN                                  3.12%      10.36%     (0.37%)     8.38%*          6.03%          14.16%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                            39,949      37,339      31,861     39,384         29,649          24,385
Ratio of Expenses to
   Average Net Assets#                       1.15%@       1.20%       1.07%     0.96%~          0.97%           0.93%
Ratio of Net Investment Income
   to Average Net Assets#                     5.81%       6.04%       5.58%     5.48%~          6.38%           7.28%
Portfolio Turnover Rate                         63%         92%         49%       34%*            93%             51%


> From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

+ Distributions in excess of net investment income for the year ended August 31, 1994, aggregated less than $0.01 on a per share basis.

* Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
  representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended August 31, 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.24% and ratio of net investment income to average net assets would have been 5.72%.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Invesment Adviser, which is before any expense offset arrangements.

~ Annualized

INVESCO Value Trust
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                                                     Period
                                                                                      Ended                 Year Ended
                                                   Year Ended August 31             August 31              December 31
                                             ------------------------------       --------------     ---------------------
                                             1996        1995        1994             1993>          1992             1991

                                             Total Return Fund
PER SHARE DATA
Net Asset Value -
   Beginning of Period                       $20.95      $18.54      $18.27          $17.18          $16.43         $14.21
                                             ----------------------------------     --------         ---------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                          0.73        0.72        0.69            0.40            0.66           0.71
Net Gains on Securities
   (Both Realized and
   Unrealized)                                 1.78        2.46        0.60            1.09            0.93           2.78
                                             ----------------------------------     ---------        ---------------------
Total from Investment
   Operations                                  2.51        3.18        1.29            1.49            1.59           3.49
                                             ----------------------------------     ---------        ---------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                           0.73        0.72        0.60            0.40            0.65           0.72
In Excess of Net
   Investment Income+                          0.00        0.00        0.09            0.00            0.00           0.00
Distributions from
   Capital Gains                               0.13        0.05        0.17            0.00            0.19           0.55
In Excess of Capital
   Gains                                       0.00        0.00        0.16            0.00            0.00           0.00
                                             ----------------------------------     ---------        ---------------------
Total Distributions                            0.86        0.77        1.02            0.40            0.84           1.27
                                             ----------------------------------     ---------        ---------------------
Net Asset Value -
   End of Period                             $22.60      $20.95      $18.54          $18.27          $17.18         $16.43
                                             ==================================     =========        =====================

TOTAL RETURN                                 12.06%      17.54%       7.22%          8.72%*           9.84%         24.96%






RATIOS
Net Assets -
   End of Period
   ($000 Omitted)                        $1,032,151    $563,468    $292,765        $220,224        $137,196        $82,219
Ratio of Expenses to
   Average Net Assets                        0.89%@       0.95%       0.96%          0.93%~           0.88%          0.92%
Ratio of Net Investment
   Income to Average
   Net Assets                                 3.44%       3.97%       3.31%          3.51%~           4.06%          4.62%
Portfolio Turnover
   Rate                                         10%         30%         12%            19%*             13%            49%
Average Commission
   Rate Paid^^                            $  0.0539           -           -               -               -              -


>  From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

+  Distributions in excess of net investment income for the year ended August
   31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangement.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed effective September 1, 1995.

INVESCO Value Trust
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                                                      Period
                                                                                       Ended               Year Ended
                                                  Year Ended August 31               August 31             December 31
                                             -----------------------------        --------------     --------------------
                                             1996        1995        1994              1993>         1992           1991

                                             Value Equity Fund
PER SHARE DATA
Net Asset Value -
   Beginning of Period                       $19.53      $18.12      $17.79            $16.91        $16.57        $13.88
                                             ------------------------------            ------        --------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.35        0.39        0.36              0.24          0.36          0.40
Net Gains on Securities (Both
   Realized and Unrealized)                    3.09        2.58        1.20              0.88          0.45          4.54
                                             ------------------------------            ------        --------------------
Total from Investment Operations               3.44        2.97        1.56              1.12          0.81          4.94
                                             ------------------------------            ------        --------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                           0.35        0.39        0.31              0.24          0.34          0.40
In Excess of Net
   Investment Income                           0.00        0.00        0.04              0.00          0.00          0.00
Distributions from
   Capital Gains                               0.38        1.17        0.88              0.00          0.13          1.85
                                             ------------------------------
Total Distributions                            0.73        1.56        1.23              0.24          0.47          2.25
                                             ------------------------------            ------        --------------------
Net Asset Value -
   End of Period                             $22.24      $19.53      $18.12            $17.79        $16.91        $16.57
                                             ==============================            ======        ====================

TOTAL RETURN                                 17.77%      17.84%       9.09%            6.65%*         4.98%        35.84%






RATIOS
Net Assets - End of Period
   ($000 Omitted)                         $ 200,046     153,171     111,850            81,914        78,609        39,741
Ratio of Expenses to Average
   Net Assets                                1.01%@       0.97%       1.01%            1.00%~         0.91%         0.98%
Ratio of Net Investment Income
   to Average Net Assets                      1.64%       2.17%       1.80%            2.07%~         2.19%         2.39%
Portfolio Turnover Rate                         27%         34%         53%              35%*           37%           64%
Average Commission Rate Paid^^            $  0.0589          -          -                 -              -             -

>  From January 1, 1993 to August 31, 1993, the Fund's current fiscal year-end.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Fund, which is before any offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed effective September 1, 1995.

Report of Independent Accountants


To the Trustees and Shareholders of
INVESCO Value Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Government Bond Fund, Total Return Fund and Value Equity Fund (constituting INVESCO Value Trust, hereafter referred to as the "Fund") at August 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP

Denver, Colorado
September 30, 1996

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free: 1-800-525-8085

To reach PAL(R), your 24-hour Personal Account Line, call: 1-800-424-8085

You can find us on the World Wide Web:
http://www.invesco.com

Or write to:
INVESCO Funds Group, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 East Union Avenue,
Lobby Level

This information must be preceded or accompanied by an effective prospectus.